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                                                                     EXHIBIT 4.2

                 INCORPORATED UNDER THE LAWS OF THE STATE OF
                                   DELAWARE

NUMBER                                                                    SHARES


                       AMERICAN HEALTH PROPERTIES, INC.

                      SHARES ARE WITH A $.01    PAR VALUE
             $8.60% Cumulative Redeemable Preferred Stock Series B


THIS CERTIFIES THAT                               is the owner of
                   -------------------------------

------------------------- Shares of the Capital Stock of

   AMERICAN HEALTH PROPERTIES, INC.        FULLY PAID AND NON-ASSESSABLE

transferable only on the books of the Corporation, by the holder hereof, in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto
affixed this           day of                  A.D. 19
             ---------       -----------------        ------

-----------------------------                     ------------------------------
          Secretary                                           President
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THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY
SHAREHOLDER WHO SO REQUESTS, A STATEMENT OF THE
POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE
PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF
EACH CLASS OF STOCK OR SERIES THEREOF AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS.  SUCH REQUEST SHOULD BE
MADE TO THE COMPANY.

                                 CERTIFICATE
                                     FOR

                               ---------------
                                    SHARES
                                      OF
                                CAPITAL STOCK

                                  ISSUED TO


                               --------------
                                    DATED

                               --------------

For Value Received,          hereby sell, assign and transfer unto
                    --------
                                                           Shares
-----------------------------------------------------------
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------- Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.
Dated              19
     -------------    -----
                                  ----------------------------------
In the presence of

-----------------------------------

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT AFTERVIEW OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.